UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): May 21, 2009


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

     On May 21, 2009, Conseco, Inc. (the "Company") issued a press release to announce the final results from its annual shareholders meeting held on May 12, 2009. All preliminary results that were previously announced on May 12, 2009, were confirmed:

     o  Nine directors (R. Glenn Hilliard, Donna A. James, R. Keith Long, Debra
        J. Perry, C. James Prieur, Neal C. Schneider, Michael T. Tokarz, John G. Turner and Doreen A. Wright) were elected to serve terms expiring at next year's annual meeting;

     o  Adoption of a Section 382 Stockholders Rights Plan was approved;

     o The Company's Amended and Restated Long-Term Incentive Plan was approved; and

     o The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2009 was ratified.

A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01.  Financial Statements and Exhibits.

     (d)  Exhibits

          99.1   Press release of Conseco, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

May 21, 2009
                                           By:  /s/ Edward J. Bonach
                                                ------------------------
                                                Edward J. Bonach
                                                  Executive Vice President and
                                                  Chief Financial Officer